Exhibit 99.1

Presentation Outline for Presentations at Pritchard Capital Partners Energize 2007 January 8-12, 2007

Slide 1 - Continuing Growth Pritchard Capital Partners Energize 2007 January 8-12 -- San Francisco Roberto R. Thomae, Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 777 E. Sonterra Blvd., Suite 350; San Antonio, Texas 78258; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed, a NASDAQ Global Select Company
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2005 and its Form 10-Q for the quarter ended September 30, 2006. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO's Profile: Focused Growth
Map of South Central United States of America with Maverick and Marfa Basins indicated.
Maverick Basin
-     Core focus: 85% WI in 650,000 acres
       -   Glen Rose Porosity oil play
-     99% of reserves -- 41.0 Bcfe at June 30, 2006
       -   ~78% oil
-     Significant multi-play growth potential
       -   Pearsall shale
       -   San Miguel oil sands
Marfa Basin
-     50% WI in 141,000 acres
-     Target: Barnett and Woodford shales
-     New resource play potential
-     First well now in completion

Slide 4 - TXCO's Profile: Organic Growth
-     A Full-Cycle Exploration Company
       -   Lease minerals
       -   Acquire seismic
       -   Generate prospects
       -   Drill
       -    Produce
-     Multiple Resource Plays
       -  1,000s of drilling prospects

Slide 5 - Maverick Basin Focus Area
Map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture ( 50% working interest, deep rights only) and TXCO's Glen Rose/San Miguel acreage (where EnCana has all other zones), as well as outlining the acreage covered by 3-D seismic data.
-   TXCO Acreage Block, 650,000 gross acres, 549,000 net acres
-   Over 90% 3-D seismic coverage
-   603,000 acres (940 sq. miles) of data

Slide 6 - Pipeline Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Strong infrastructure, 100% WI
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  U.S. / Mexico markets
       -  Ongoing cost savings
       -  Multiple delivery points
-     35 MMcfd current capacity
-     33% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 7 - Maverick Basin Cross Section
Drawing showing the relative positions of the following geologic formations:  Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic. The slide also indicates 9 of the formations as potential resource plays (those have been underlined above).
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 8 - Initial 2007 CAPEX Targets
Slide contains a pie chart showing budget dollars, number of wells and, in some cases, % for focus areas and Other. The chart is titled "Target: 103 Wells" and shows activity and focus areas, as follows:
       Glen Rose -- 49 wells, including 39 porosity wells -- $45.1 million -- 62%; Pearsall -- 3 Wells --        $4.8million; Georgetown -- 7 Wells -- $4.9 million; Other -- $2.0 million; Pena Creek San        Miguel -- 11 Wells -- $3.5 million; Marfa -- Seismic, 1 Well -- $3.0 million; and San
       Miguel Oil Sands -- Leasehold, 32 Wells -- $9.1 million.
-   2007 CAPEX:
     -    $70 - 75 million
     -    103 wells
-   Continuing focus:
     -   Glen Rose Porosity oil play
     -   Accelerate -
          -   Oil sands
          -   Pearsall shale
          -   Marfa Basin
-   3 rigs currently operating

Slide 9 - Maverick Basin Core Focus: Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2005, 2006 wells, wells currently drilling, and 2007 focus areas indicated.
-    71 TXCO wells drilled since 2002 discovery
-    31 wells spudded 2006
-    39-well target in 2007
-    2 rigs currently drilling
-    300+ potential drilling locations in inventory
-    Reserves targeted / well
      -    EUR 140,000 Bbls
-    Drilling costs
      -  Horizontal -- $1.1-1.3 million

Slide 10 - 3-D Seismic Imaging Defines Glen Rose Porosity Locations
Close up of seismic data for a portion of the lease with Porosity 'traps' and existing wells and a 6-mile span indicated.
-    Enhanced seismic imaging improves well placement

Slide 11 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table. Also marking each line with a star indicating the payout point.
-   GR Porosity Type Well EUR: 140,000 Bbls
-   Payout based on 36 MBbls @ $50 per Bbl

Type	No. Wells	Cum Prod.	EUR*
Best Well	298 MB		428 MB
Horz >1,000' in Zone	4	177 MB	229 MB
Horz < 1000' in Zone	8	79 MB	111 MB
Vertical	17	90 MB	95 MB
Horz < 200' in Zone	12	43 MB	45 MB
Horz -- Not in Zone	4	30 MB	37 MB

Total Commercial Wells	45
* Estimates prepared by independent reservoir engineers

Slide 12 - Glen Rose Porosity Oil Sales Show Strong Growth
Bar chart showing oil sales from the Glen Rose Porosity by quarter for the last 11 quarters, and range from 335 BOPD for second-quarter 2005 to more than 2,300 BOPD for third-quarter 2006, and an estimate of 2000+/- BOPD for fourth quarter 2006. A 500% +/- increase is indicated.

-   2Q06 / 3Q06 sales include 10,000 Bbls from inventory bottleneck in 4Q05 / 1Q06
-   Normalized 4Q06 Porosity oil sales estimate includes expected declines due to impact of 3Q06 drilling slowdown and 4Q06 hunting season drilling moratorium

Slide 13 - Maverick Basin's Oil Sands Resource Play
Map of Kinney, Maverick, Zavala and Dimmit Counties indicating the core area for San Miguel tar sand, primarily in northern Maverick County.
-   7-10 billion Bbls* estimated in place -- basin wide
-   Experienced Canadian partner -- Pearl E&P (50% WI)
     -   Carried TXCO on first two wells and steam generation facilities
-   Analogous to Canadian Athabasca region's Cold Lake field
-   Current technologies, higher oil prices improve economics and operating synergies over 1970s-1980s Exxon and Conoco pilots
* Revised internal estimates based on advanced geologic review

Slide 14 - Maverick Basin Oil Sands Pilot
Picture of portable steam generator and water, oil and diluent tank battery.
-   90- to 120-day cyclic steaming phase now under way on initial 2 wells
-   32 new wells scheduled during 2007 based on evaluation of initial steaming results

Slide 15 - Pearsall Shale Gas Resource Play
Map of Maverick Basin lease area that indicates area prospective for Pearsall and areas where the rights to that formation are owned by TXCO or EnCana. Also indicated is the area of a recent Anadarko acreage acquisition and the location of the first EnCana/TXCO vertical well now being fraced and flow tested.
-   EnCana operator, 50% WI
-   Underbalanced / horizontal drilling and fracturing
-   3-D seismic defined
-   Historical production averaged 400 MMcfe from 50+ vertical wells completed prior to 3-D seismic, underbalanced drilling, fracturing or horizontal drilling

Slide 16 - Pearsall Shale Gas Resource Play
-   Unconventional Tight Gas
     -  Blanket presence
     -  Overpressured formation
-   300 Bcf / Section, Estimated Gas in Place
-   500+ Potential Locations
-   2006 -- 1 Well, $2 Million (50% WI)
-   2007 -- 3 Wells, $4.8 Million (50% WI)
-  Anadarko Has Accumulated 100,000+ Acres Targeting the Pearsall Play*
    -  5 wells permitted, 2 rigs drilling
*  Per public filings

Slide 17 - Pearsall Type Log From Existing Production
Slide contains logs for the Los Cuatros Field (early 1970s).
-   20+ Bcfe production
-   Vertical wells
-   Prior to advanced completion and stimulation technology
-   Mud log confirms strong gas shows throughout Pearsall interval source rock
-   Known geochemistry:
     -   High gas-in-place potential
     -   Organically rich
     -   Thermally mature in gas window

Slide 18 - TXCO's Other Plays In the Maverick Basin
Drawing of geological formations with relative location of following plays indicated.
San Miguel Pena Creek Waterflood
-   Sales = 171 BOPD (9 mo. '06)
     -   15 wells in 2006
-   120+ potential infill locations
-   2007 plan
     -   $3.5 million CAPEX
     -   11 wells (100% WI)
Georgetown Formation
-   Gas and oil play
-   Sales = 67 BOEPD (9 mo. '06)
          -   4 wells in 2006
-   300+ potential locations
-   2007 plan
     -   $4.9 million CAPEX
     -   7 wells (63 - 100% WI)

Slide 19 - TXCO's Marfa Basin Lease Block
Inset map of Texas portion of the Ouachita Thrusts; the Marathon and Llano uplifts; the Marfa, Delaware, Val Verde, Kerr and Fort Worth basins, and locations where Barnett and Woodford Shales have been developed. Enlargement map indicating a 25-mile span and showing the TXCO, Quicksilver and Carrizo acreage (based on public filings) and the relative position of the Marfa and Alpine communities.
-     TXCO acreage block acquired October 2005
-     50% WI in 141,000 gross acres
-     Continental Resources serves as operator

Slide 20 - Marfa Basin Focus Area
-     Underexplored Basin Along Ouachita Overthrust
       -   Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Excellent Geochemical Characteristics
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in-place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Other Leading Shale Players in Adjacent Delaware Basin and / or Marfa Basin
       -   EnCana, ConocoPhillips, EOG, Quicksilver, Carrizo, Petrohunt, etc.
-     Initial Exploration / Development
       -   1st well currently testing
       -   3-D seismic, 2nd well, scheduled for 2007

Slide 21 - Continuing Organic Reserve Growth
Line chart shows reserves in Bcfe by formation in layers, by year for the period from 2001 to 2005, and at June 30, 2006, for: Glen Rose - oil; Glen Rose - gas; San Miguel - oil; Georgetown - gas; Georgetown - oil; Other Formations; and, Williston Basin - oil. The chart shows the growth in oil reserves from the San Miguel, and Glen Rose formations and the growth in gas reserves in the Glen Rose formations over the years. Also indicates a drop in gas reserves after the EnCana sale, with a 30% CAGR in proved reserves over the period presented.
-   June 30, 2006 proved reserves were 41.5 Bcfe -- 50% proved developed
-   9 mo. 2006 sales
     -   Oil -- 588,000 Bbls (80%)
     -   Gas -- 864 MMcf (20%)
-    Net of 1.4 Bcfe in proved reserves sold to EnCana, September 2005
See appendix for definitions

Slide 22 - Stronger Financial Metrics
Slide contains a data table and a bar chart entitled "Stockholder Equity Growing." Data table:
$ millions	9 mo. '06		9 mo. '05
Capital Structure
Cash	$6.0		$24.7
Bank Debt	0.0		0.1
Stockholder Equity	126.8		76.2
Total Capitalization	$126.8		$76.3
Credit Statistics
Debt/Cap	0.0%		0.1%
Debt/Ebitda	0.0x		0.0x
Ebitda/Interest Expense	149.0x		5.4x
Debt/Proved Reserves	$ 0.00		$ 0.00

The bar chart shows Stockholder Equity, "Debt-Bank and Other," and "Debt-Preferred Stock" by year for 2001 through 2005, and at September 30, 2006. Actual dollar amounts not indicated. Stockholder Equity is shown as growing steadily from under $25 million in 2001 to more than $125 million at September 30, 2006. Bank and Other debt is shown as growing from about $1 million in 2001 to almost $20 million in 2004, before being eliminated in 2005. Preferred Stock debt first appears in 2003 at about $16 million, which is also shown in 2004, and was eliminated in 2005.

Slide 23 - Key Metrics Demonstrate Stronger 2006 Results
($ in millions, except per share amounts)			Net Change
	9 mo. '06	9 mo. '05	$	%
Oil & Gas Sales	$ 44.4	$ 27.5	$ 16.9	+61%
Total Revenues	$ 57.2	$ 47.2	$ 10.0	+21%
Operating Income	$ 18.1	$ 3.2	$ 14.9	+466%
Net Income *	$ 11.6	$ 11.0	$ 0.6	+5%
Earnings per Share *	$ 0.35	$ 0.38	$ 0.03	-8%
Ebitdax **	$ 32.0	$ 17.4	$ 14.6	+84%
Ebitda **	$ 31.1	$ 15.6	$ 15.5	+99%
* 2005 net income includes one-time, $24.5 million gain on EnCana sale ** See Ebitda/Ebitdax reconciliation on TXCO's Web site, www.txco.com

Slide 24 - Key Indicators Confirm Growth
Slide contains a data box and three bar charts:
-   TXCO's Rolling 3-Year Metrics 2003 - 2005
     -   Production Replacement - 220%
     -   Drillbit Gross Profit ROI - 185%
     -   Drillbit F&D Cost/Mcfe - $2.98
      -  J.S. Herold's Smallcap Universe drillbit F&D cost/Mcfe:  $3.14
Chart 1 -- Bar chart indicating EBITDA, EBITDAX by year in millions for 2001 through 2005 and for 9 mo. 2006. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to more than $30 million in the 9 mo. 2006 period. EBITDAX ranges from under $10 million in 2001 to more than $30 million in the 9 mo. 2006 period. A CAGR of 38% is shown for Ebitda.
Chart 2 -- Bar chart indicating Proved Reserves* in Bcfe by year for oil and gas for 2001 through 2005 and at June 30, 2006, as follows: Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, and 1H06 - 32.6; Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, and 1H06 - 8.9.
Chart 3 -- Bar chart indicating Total Revenues by year for 2001 through 2005 and for 9 mo. 2006 in millions. Actual dollar amounts not shown. Ranges from about $14 million in 2001 to about $67 million in 2005. A CAGR of 49% is shown over that period. 9 mo. 2006 revenues are indicated at more than $55 million.
*  Reflects sale to EnCana at Sept. 1, 2005

Slide 25 - 2006 Comparative Stock Performance
Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones weekly for 2006. Beginning and ending prices labeled as $6.46 and $13.34, respectively. Sections are labeled, as follows:
-   January 2006 -- A.G. Edwards Coverage
-   March / April 2006 -- A.G. Edwards, BMO, C.K. Cooper Upgrades
TXCO -- The Exploration Company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 26 - Growing Share of Institutional Ownership
Chart indicating number of institutional investors, by year from 2000 through present, with percentage of shares held by institutions indicated for 2002 and later periods, as follows: 2000 -- 1; 2001 -- 4; 2002 -- 21 -- 9%; 2003 -- 18 -- 14%; 2004 -- 29 -- 37%; 2005 -- 33 -- 39%; and YE 2006 -- 115 -- 54%.
-    Added to Russell 3000 Index and NASDAQ's Global Select Market in 2006
-    At YE 2006:
      -   33.2 million shares outstanding
      -   375,000 shares, 3-month average daily volume

Slide 27 - Why Own TXCO Now?
-    Dominate Maverick Basin Position
      -   Growing Glen Rose Porosity oil sales
      -   Multiple resource plays
      -   1,000's of potential drilling prospects
      -   Integrated infrastructure
-    EnCana JV: Accelerates Growth, Validates Acreage Value
-    3 Growth Catalysts Offer High Impact Potential
      -   San Miguel oil sands project
      -   Pearsall shale play
      -   Marfa Basin -- West Texas shale play
-    Exploration Team with Proven Track Record

Slide 28 - Continuing Growth Visit us on the Web at www.txco.com

Slide 29 - Appendix
-   Acreage Position -- Gross / net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and / or downtime related to pipeline curtailment, amine / processing plant capacity, weather, compression, or routine repairs and maintenance.
-   Bbls -- Barrels of oil.
-   BOPD / BOEPD -- Barrels of oil per day / Barrels of oil equivalent per day
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise Value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls / MMBbls - Thousand / million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe / MMcfe / Bcfe / Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
-   ROI -- Return on investment
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
-   WI -- Working interest

Slide 30 - Addendum

Slide 31 - West Texas Shale Play
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     Underexplored Marfa Basin lies along Ouachita Overthrust

Slide 32 - Marfa Basin Well Log Cross Section
Copy of logs for Exxon's J.P. Kennedy #1, El Paso Natural Gas Co.'s Simpson #1 and Pure Oil Co's J.F. Lane #1 wells. Each log indicates the Pennsylvanian / Mississippian Gas-Bearing Shale Wedge (Barnett Shale), the Mississippian Lime, Woodford Shale and Devonian portions.
-   Wells logs from the 1960s-1970s confirm gas shows